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Exhibit 23.1



                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference of the firm under the caption "Experts" and to the use of our report dated August 2, 1996, in the Registration Statement (Form S-1 No. xxx-xxxxx) and related Prospectus of Masada Security Holdings, Inc. for the registration of 000,000 shares of its common stock.



                                        /s/ Ernst & Young LLP


Birmingham, Alabama
October 2, 1996